Exhibit 10.161

FORM OF
AMENDMENT TO FORBEARANCE AGREEMENT
(Ad Art Loan Agreement)

This Amendment to Forbearance Agreement (as the same may hereafter from time to time be amended, supplemented, or otherwise modified, the “Amendment”) is made and dated as of this   3rd   day of October, 2001, by and between AD ART ELECTRONIC SIGN CORPORATION, a Florida corporation (“Borrower”), and SOUTHTRUST BANK, a bank chartered under the laws of the State of Alabama and formerly doing business as SouthTrust Bank, National Association (“SouthTrust” or the “Bank”), and amends the Forbearance Agreement dated as of July 13, 2001 between Borrower and Bank (the “Borrower”).

W I T N E S S E T H:

A.       Borrower and Bank are parties to the Forbearance Agreement. Borrower and Bank wish to amend the Forbearance Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.        Amendment to Term of Forbearance Period. Section 3.a of the Forbearance Agreement is hereby amended by deleting the phrase “October 31, 2001” and replacing it with the phrase “November 16, 2001.”

2.        Amendment to Limitation of Forbearance Agreement. Section 3.c of the Forbearance Agreement is hereby deleted in its entirety and replaced with the following:

Notwithstanding anything to the contrary herein, nothing herein is intended to or does limit, restrict, or prohibit the rights of Bank to pursue all of its rights with respect to (i) any and all accounts owed by AmeriVision Outdoor, Inc. (“AmeriVision”) to Borrower, (ii) any chattel paper, instruments, and documents between AmeriVision and Borrower, including without limitation, that certain Display Sales and Security Agreement -- Electronic Message Center between AmeriVision and Borrower dated August 18, 2000 (the “AmeriVision Agreement”), (iii) any and all other property owned or possessed by AmeriVision on which Borrower asserts a claim, lien or interest, and (iv) the Ad Art Mortgaged Property and all rights of the Bank under or pursuant to the Ad Art Deed of Trust.

3.        Scope of Agreement. Except as expressly modified by this Amendment, the provisions of the Forbearance Agreement and the Loan Documents shall remain in full force and effect. Nothing contained in this Agreement shall be construed to impair the security of the Bank under the Forbearance Agreement and other Loan Documents, nor affect or impair any rights or powers that the Bank may have under the Forbearance Agreement and the Loan Documents in case of the Borrower’s nonperformance of the terms, provisions and covenants contained in this Agreement or in the case of the occurrence of an Event of Default other than the Events of Default specified in the recitals to this Amendment. All agreements of and undertakings by the Borrower pursuant to this Agreement are intended to be cumulative with any other agreements or undertakings by the Borrower under the Forbearance Agreement and the Loan Documents and are not intended to limit the generality of any such agreement or undertaking. The Borrower hereby ratifies and confirms the validity and effectiveness of the Forbearance Agreement and the Loan Documents as modified by this Amendment. This Amendment constitutes the entire agreement of the parties and may only be amended pursuant to a writing signed by all of the parties hereto.

4.        No Waiver. This Amendment is not intended to operate as, and shall not be construed as, a waiver of any Event of Default, whether known to Bank or unknown, as to which all rights of Bank shall remain reserved.

5.        Governing Law. This Amendment shall be governed by, and shall be construed in accordance with, the laws of the State of Alabama, without regard to principles governing conflicts of law, and all applicable laws of the United States of America.

6.        Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same agreement among the parties.

7.        Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8.        Captions. The captions to the sections and paragraphs of the Amendment are for the convenience of the parties only, and are not a part of this Amendment.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals effective as of the date first above written.

AD ART ELECTRONIC SIGN CORPORATION By: Its:

SOUTHTRUST BANK By: Its:

STATE OF _____________                       )
                                                                    :
                              COUNTY                      )

I, the undersigned, a notary public in and for said county in said state, hereby certify that __________________, whose name as _______________ of Ad Art Electronic Sign Corporation, a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this ____ day of _______________, 2001.

________________________________________ Notary Public
[NOTARIAL SEAL]	My commission expires: _____________________

STATE OF _____________               )
                                                            :
                COUNTY                           )

I, the undersigned, a notary public in and for said county in said state, hereby certify that __________________, whose name as _______________ of SouthTrust Bank is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this ____ day of _______________, 2001.

____________________________________________ Notary Public
[NOTARIAL SEAL]	My commission expires: _______________________

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